Exhibit 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF GROUP 1 AUTOMOTIVE, INC.
PURSUANT TO 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2024 filed with the Securities and Exchange Commission on the date hereof (“Report”), I, Daryl A. Kenningham, Chief Executive Officer of Group 1 Automotive, Inc. (“Company”), hereby certify that to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daryl A. Kenningham
Daryl A. Kenningham
Chief Executive Officer
Date: April 26, 2024